UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 7, 2006

ACUSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50405	04-3208947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street, Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 648-8800

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Update on AI-700 Clinical Program

On March 7, 2006, Acusphere, Inc. (the “Company”) announced that it has completed enrollment in its “32” trial, one of two Phase 3 clinical trials for the Company’s lead product candidate, AI-700. The Company has closed this trial and anticipates making a public announcement about the data from this trial before the end of the second quarter of 2006. The Company also said it plans to continue to enroll patients in its “33” trial through the end of the second quarter and anticipates making a public announcement about the data from this trial during the fourth quarter of 2006. Completing the qualification of the Company’s commercial manufacturing facility is currently on the critical path to an NDA filing for AI-700 which is expected to occur during the first half of 2007.

The Company had previously announced that it would conduct a sample size re-estimation (SSRE) through an independent data monitoring board as a way to confirm the sample size for each trial. After further discussion with statistical and regulatory consultants during the first quarter 2006, the Company has decided not to do a SSRE and is instead relying on its statistical modeling and quantitative methods which the Company believes has advantages over the SSRE.

Forward-looking Statements

This Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements relating to having enough patients to be in a position to be able to achieve statistical significance in the Phase 3 clinical trials for AI-700, the results of statistical analysis and timing of the Phase 3 trials, the qualification of the Company’s manufacturing facility, the timing of data release for AI-700 and the timing of the AI-700 NDA (New Drug Application) filing in the United States, and the commercial prospects for AI-700. The Company’s actual results may differ materially from those anticipated in these forward-looking statements based upon a number of factors, including anticipated operating losses and existing capital obligations, uncertainties associated with research, development, testing and related regulatory approvals,  uncertainties regarding the cost, timing and ultimate success of the build-out of the Company’s commercial manufacturing facility, including qualifying such facility in accordance with applicable regulatory requirements, future capital needs and uncertainty of additional financing, uncertainties associated with intellectual property, complex manufacturing, lack of commercial manufacturing experience, and other risks and challenges detailed in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished as part of this report, where indicated:

(c)  Exhibits.

Exhibit No.	Description

99.1	Press release dated March 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: March 10, 2006	By:	/s/ John F. Thero
		Name:	John F. Thero
		Title:	Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 7, 2006